Institutional Class Shares – Ticker Symbol QCIBX
Retail  Class Shares – Ticker Symbol QCILX

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
 January 30, 2017

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at http://secure.ncfunds.com/TNC/fundpages/390.htm.
You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVES
The QCI Balanced Fund seeks to balance current income and principal conservation with the opportunity for long-term growth.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Retail
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Retail
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.43%	0.43%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%
Total Annual Fund Operating Expenses	1.20%	1.45%
Fee Waiver and/or Expense Limitation[2]	0.18%	0.18%
Net Annual Fund Operating Expenses	1.02%	1.27%
1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.  Since the Fund is newly organized, "Acquired Fund Fees and Expenses" are based on estimated expenses for the current fiscal year.
2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan, and acquired fund fees and expenses) to not more than 1.00% of the average daily net assets of the Fund through January 31, 2018.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:
●	You invest $10,000 in the Fund for the periods shown;
●	You reinvest all dividends and distributions;
●	You redeem all of your shares at the end of those periods;
●	You earn a 5% return each year;
●	The Fund's operating expenses remain the same; and
●	The Expense Limitation Agreement will remain in effect for only the contractual period of one year.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.
QCI Balanced Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$104	$363	$642	$1,439
Retail Class	$129	$441	$775	$1,720

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38.35% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to balance current income and principal conservation with the opportunity for long-term growth.  QCI Asset Management, Inc. (the "Advisor") seeks to achieve the Fund's investment objective by investing in a diverse portfolio of corporate, agency, and U.S. Government fixed income securities, preferred stock, common stock of primarily large and mid-capitalization issuers, and derivative securities.  Allocation to equity and fixed income securities will range from 25% to 75% of assets.  Depending on market conditions, the allocation of the Fund's assets may range from approximately 25% in equity securities and 75% in fixed income securities to 75% in equity securities and 25% in fixed income securities.  Derivative instruments, consisting of option contracts, are used to hedge the Fund's portfolio in order to reduce the impact of general market fluctuations. The Advisor shall manage the Fund so that the Fund will not be deemed to be a "commodity pool operator" under the Commodity Exchange Act.  The Fund may invest in these securities directly or indirectly through investments in other investment companies, consisting of exchange traded funds ("ETFs") and index funds.  The Fund will not be limited by market capitalization or sector criteria.  The Fund may hold up to 10% of its net assets  in cash in the normal course of business when the Fund receives dividends or distributions and has not reinvested the proceeds in a security the Advisor believes is favorable for the portfolio which may also be used to pay fees and expenses of the Fund.
Equity selection is based on securities analysts' recommendations coupled with the Advisor's fundamental research.  The Advisor's research methodology focuses on "bottom-up" analysis of each company and issuer, reviewing specific factors such as relative valuation to other securities or sectors; financial fundamentals and relative strength; recent and historical earnings growth results; sustainable competitive advantage within markets or sectors; and strategic positioning of the company or issuer relative to its peers. The Advisor also examines "top-down" sector and industry cyclical trends.  Equity investments will consist primarily of large and mid-capitalization companies.
Fixed income securities will primarily consist of investment grade issues. The Fund may invest up to 10% of the portfolio in fixed income securities that are rated below investment grade by one or more Nationally Recognized Securities Rating Organizations ("NRSROs") (commonly known as high-yield debt securities).
Securities are sold when, in the view of the Advisor, market valuation has approached the estimated full or fair market valuation of that security, and the remaining predicted small upside potential does not justify continuing to hold that security due to relative downside risk. A fundamental change in the prospects for a particular security or issuer may also be a primary factor for the Advisor in determining whether to sell a portfolio security.

The Fund's investment policy may be changed without shareholder approval upon sixty (60) days' prior written notice to shareholders.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:
Common Stocks.  The Fund's investments in common stocks, both directly and indirectly through the Fund's investment in shares of other investment companies, may fluctuate in value response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.
Preferred Stock Risk.  Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Derivative Risk.  The value of derivative instruments, such as options used by the Fund, is derived from the value of an underlying asset, interest rate, or index. Derivatives, including options used by the Fund, involve risks different from direct investments in the underlying securities (imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid).  An investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The use of options is subject to the risk of a complete loss of premiums. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.
Fixed Income Risk.   To the extent the Fund or an ETF in which the Fund invests holds fixed income securities, the Fund will be directly or indirectly subject to the risks associated with fixed income investments.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks.  In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

Interest Rate Risk.   A rise in interest rates may cause a decline in the value of the Fund's fixed income securities and preferred stocks, especially bonds with longer maturities.   A decline in interest rates may cause the Fund to experience a decline in its income.
General Market Risk. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may more heavily invest will vary; however, the Fund will invest less than 25% of its assets in any one industry or group of industries.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Micro-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap companies.  Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth.  In addition, there may be less public information available about these companies.  The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.  Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Risks Related to Investing in Other Investment Companies. The Fund's investments in other investment companies, including ETFs, closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund's investment will fluctuate in response to the performance of such portfolio.   Shareholders in the Fund will indirectly bear fees and expenses charged by the ETFs and mutual funds in which the Fund invests in addition to the Fund's direct fees and expenses.   These types of investments by the Fund could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by shareholders.
Investment Advisor Risk. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The Advisor was formed in 1975 and became registered an investment advisor with the SEC in 1975. However, the Advisor does not have previous experience managing an investment company registered under the 1940 Act.  Accordingly, investors in the Fund bear the risk that the Advisor's inexperience managing registered investment company may limit its effectiveness.  The experience of the portfolio manager is discussed in "Management of the Fund – Investment Advisor."
PERFORMANCE INFORMATION
The bar chart and table shown below and on the next page provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare to those of a broad-based securities market index.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting www.ncfunds.com.

Calendar Year Returns

Quarterly Returns During This Time Period
Highest return for a quarter	2.92%	Quarter ended June 30, 2014
Lowest return for a quarter	-3.24%	Quarter ended September 30, 2015

Average Annual Total Returns Period Ended December 31, 2016	Past 1 Year	Since Inception
Institutional Class Shares Before taxes After taxes on distributions[1] After taxes on distributions and sale of shares[1]	6.87% 6.43% 5.32%	4.37% 3.94% 3.32%
Lipper Flexible Portfolio Funds[2]	5.97%	-1.96%
55% S&P 500 Total Return Index, 40% Barclays G/C Intermediate Index, and 5% Bank of America 30 Day Treasury Bill (reflects no deductions for fees and expenses)	7.78%	6.52%
1. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.
2. In prior prospectuses, the Fund compared its performance against a blend of 55% S&P 500 Total Return Index, 40% Barclays G/C Intermediate Index, and 5% Bank of America 30 Day Treasury Bill.  However, the Advisor believes the Lipper Flexible Portfolio Funds class grouping is a more appropriate and accurate index against which to compare the Fund's investmenet strategies than the aforementioned blend and, therefore, Lipper Flexible Portfolio Funds will replease the blen in future comparisons. Lipper Flexible Portfolio Funds is a class grouping of funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is QCI Asset Management, Inc. The Fund's portfolio will be managed on a day-to-day basis by Lead Portfolio Manager H. Edward Shill, CFA and Co-Portfolio Manager Gerald Furciniti, CFA.
PURCHASE AND SALE OF FUND SHARES
You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $25,000 for the Institutional class of shares and $1,000 for the Retail class of shares. The minimum subsequent investment is $250, although the minimums may be waived or reduced in some cases.
Purchase orders by mail should be sent to QCI Balanced Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Please call the Fund at 1-800-773-3863 to receive wire instructions for bank wire orders.  Investors who wish to purchase Fund shares through a broker-dealer should contact the broker-dealer directly.
You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should be sent to QCI Balanced Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27804.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.